Exhibit 10.1

AMENDMENT NO. 18 TO CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 18 TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of this 22nd day of April, 2021, by and among TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation, TWINLAB CONSOLIDATION CORPORATION, a Delaware corporation, TWINLAB HOLDINGS, INC., a Michigan corporation, ISI BRANDS INC., a Michigan corporation, TWINLAB CORPORATION, a Delaware corporation, NUTRASCIENCE LABS, INC., a Delaware corporation (formerly known as TCC CM Subco I, Inc.), NUTRASCIENCE LABS IP CORPORATION, a Delaware corporation (formerly known as TCC CM Subco II, Inc.), ORGANIC HOLDINGS LLC, a Delaware limited liability company, RESERVE LIFE ORGANICS, LLC, a Delaware limited liability company, RESVITALE, LLC, a Delaware limited liability company, RE-BODY, LLC, a Delaware limited liability company, INNOVITAMIN ORGANICS, LLC, a Delaware limited liability company, ORGANICS MANAGEMENT LLC, a Delaware limited liability company, COCOAWELL, LLC, a Delaware limited liability company, FEMBODY, LLC, a Delaware limited liability company, RESERVE LIFE NUTRITION, L.L.C., a Delaware limited liability company, INNOVITA SPECIALTY DISTRIBUTION LLC, a Delaware limited liability company, and JOIE ESSANCE, LLC, a Delaware limited liability company (each of the foregoing Persons being referred to herein individually as a “Borrower”, and collectively as “Borrowers”), and MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as successor-by-assignment from MidCap Funding X Trust (as Agent for Lenders, “Agent”, and individually, as a Lender), and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.    Pursuant to that certain Credit and Security Agreement dated as of January 22, 2015 by and among Borrowers, Agent and Lenders (as amended by that certain Amendment No. 1 to Credit and Security Agreement and Limited Consent dated as of February 4, 2015, by that certain Amendment No. 2 to Credit and Security Agreement and Limited Consent dated as of April 7, 2015, by that certain Amendment No. 3 to Credit and Security Agreement and Limited Consent dated as of April 30, 2015, by that certain Amendment No. 4 to Credit and Security Agreement and Limited Waiver dated as of June 30, 2015, by that certain Amendment No. 5 to Credit and Security Agreement and Limited Consent dated as of June 30, 2015, by that certain Amendment No. 6 to Credit and Security Agreement, Limited Consent and Limited Waiver dated as of September 9, 2015, by that certain Amendment No. 7 and Joinder Agreement to Credit and Security Agreement dated as of October 5, 2015, by that certain Amendment No. 8 to Credit and Security Agreement dated as of January 28, 2016, by that certain Amendment No. 9 to Credit and Security Agreement dated as of April 5, 2016, by that certain Amendment No. 10 to Credit and Security Agreement dated as of August 11, 2016, but effective as of July 29, 2016, by that certain Amendment No. 11 to Credit and Security Agreement dated as of September 1, 2016, by that certain Amendment No. 12 to Credit and Security Agreement and Limited Consent dated as of December 2, 2016, by that certain Amendment No. 13 to Credit and Security Agreement and Limited Consent dated as of August 30, 2017, by that certain Amendment No. 14 to Credit and Security Agreement and Limited Waiver dated as of March 22, 2018, by that certain Amendment No. 15 to Credit and Security Agreement dated as of December 4, 2018, by that certain Amendment No. 16 to Credit and Security Agreement dated as of January 22, 2019, by that certain Amendment No. 17 to Credit and Security Agreement and Limited Waiver dated as of April 22, 2019, and as it may be further amended, modified and restated from time to time, the “Credit Agreement”), Agent and Lenders agreed to make available to Borrowers a secured revolving credit facility in an amended principal amount of up to $12,000,000 from time to time (as amended, modified, supplemented, extended and restated from time to time, collectively, the “Loans”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Credit Agreement.

B.    Borrowers have requested that the Agent and the Lenders agree to amend the Credit Agreement to, among other things, extend the Commitment Expiry Date and revise certain other provisions.

C.    Borrowers, Agent and Lenders have agreed to amend the Credit Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1.      Recitals. This Amendment shall constitute a Financing Document and the Recitals set forth above shall be construed as part of this Amendment as if set forth fully in the body of this Amendment.

2.      Amendments to Credit Agreement.

(a)    Section 1.1 – Definition of Applicable Margin and Commitment Expiry Date. The defined terms “Applicable Margin” and “Commitment Expiry Date” in Section 1.1 of the Credit Agreement are hereby amended and restated, respectively, in their entirety as follows:

“Applicable Margin” means with respect to Revolving Loans and all other Obligations three and three fourths of one percent (3.75%).

“Commitment Expiry Date” means April 22, 2024.

(b)    Section 1.1 – New Defined Term. Section 1.1 of the Credit Agreement is hereby amended to add the defined term “Eighteenth Amendment Closing Date” in its alphabetical order as follows:

“Eighteenth Amendment Closing Date” means April 22, 2021.

(c)    Section 2.2(b) – Unused Line Fee. Section 2.2(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Unused Line Fee. From and following the Eighteenth Amendment Closing Date, Borrowers shall pay Agent, for the benefit of all Lenders committed to make Revolving Loans, in accordance with their respective Pro Rata Shares, a fee in an amount equal to (i) (A) the Revolving Loan Commitment minus (B) the average daily balance of the sum of the Revolving Loan Outstandings during the preceding month, multiplied by (ii) 0.03125% per month. Such fee is to be paid monthly in arrears on the first day of each month.

(d)    Section 2.2(f) – Deferred Revolving Loan Origination Fee. Section 2.2(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Deferred Revolving Loan Origination Fee. If Lenders’ funding obligations in respect of the Revolving Loan Commitment under this Agreement terminate for any reason (whether by voluntary termination by Borrowers, by reason of the occurrence of an Event of Default or otherwise) prior to the Commitment Expiry Date, Borrowers shall pay to Agent, for the benefit of all Lenders committed to make Revolving Loans on the Eighteenth Amendment Closing Date, a fee as compensation for the costs of such Lenders being prepared to make funds available to Borrowers under this Agreement, equal to an amount determined by multiplying the Revolving Loan Commitment by the following applicable percentage amount: (i) 2.0% for the first year following the Eighteenth Amendment Closing Date, (ii) 1.0% for the second year following the Eighteenth Amendment Closing Date and (iii) 0.5% thereafter. All fees payable pursuant to this paragraph shall be deemed fully earned and non-refundable as of the Eighteenth Amendment Closing Date.

(e)    Section 4.6 – Inspection of Property, Books and Records. Section 4.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Inspection of Property, Books and Records. Each Borrower will keep, and will cause each Subsidiary to keep, proper books of record substantially in accordance with GAAP in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary to permit, at the sole cost of the applicable Borrower or any applicable Subsidiary (subject to the applicable limitations of Section 4.14 (Borrowing Base Collateral Administration)), representatives of Agent and of any Lender to visit and inspect any of their respective properties, twice a year in the absence of a Default or an Event of Default, and at any time during the existence and continuance of a Default or an Event of Default, to examine and make abstracts or copies from any of their respective books and records, to conduct a collateral audit and analysis of their respective operations and the Collateral, to verify the amount and age of the Accounts, the identity and credit of the respective Account Debtors, to review the billing practices of Borrowers and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. In the absence of a Default or an Event of Default, Agent or any Lender exercising any rights pursuant to this Section 4.6 shall give the applicable Borrower or any applicable Subsidiary commercially reasonable prior notice of such exercise. No notice shall be required during the existence and continuance of any Default or Event of Default or any time during which Agent reasonably believes a Default or an Event of Default exists.

3.    Confirmation of Representations and Warranties; Reaffirmation of Security Interest. Each Borrower hereby (a) confirms that all of the representations and warranties set forth in the Credit Agreement are, after giving effect to this Amendment and the transactions contemplated hereby, true and correct with respect to such Borrower as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, and (b) covenants to perform its respective obligations under the Credit Agreement. Each Borrower confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.

4.    Enforceability. This Amendment constitutes the legal, valid and binding obligation of each Borrower, and is enforceable against each of the Borrowers in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

5.    Costs and Fees. Borrowers shall be responsible for the payment of all reasonable costs and fees of Agent’s counsel incurred in connection with the preparation of this Amendment and any related documents. If Agent or any Lender uses in-house counsel for any of these purposes, Borrowers further agree that the Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Agent or such Lender for the work performed. Borrowers hereby authorize Agent to deduct all of such fees set forth in this Section 5 from the proceeds of one or more Revolving Loans made under the Credit Agreement.

6.    Conditions to Effectiveness. This Amendment shall become effective as of the date on which each of the following conditions has been satisfied (the “Effective Date”):

(a)    Borrowers shall have delivered to Agent this Amendment, duly executed by an authorized officer of each Borrower;

(b)    all representations and warranties of Borrowers contained herein shall be true and correct in all material respects as of the Effective Date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and

(c)    Agent shall have received from Borrowers all of the fees owing pursuant to this Amendment and Agent’s reasonable out-of-pocket legal fees and expenses.

7.    Release. Each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees (collectively, “Releasing Parties”), does hereby fully and completely release, acquit and forever discharge each Indemnitee of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Indemnitees (or any of them) that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. “Prior Related Event” means any transaction, event, circumstance, action, failure to act, occurrence of any type or sort, whether known or unknown, which occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of (a) any of the terms of this Amendment or any other Financing Document, (b) any actions, transactions, matters or circumstances related hereto or thereto, (c) the conduct of the relationship between any Indemnitee and any Borrower, or (d) any other actions or inactions by any Indemnitee, all on or prior to the Effective Date. Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and Lender’s decision to enter into this Amendment and to agree to the modifications contemplated hereunder.

8.    No Waiver or Novation. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

9.    Affirmation. Except as specifically amended pursuant to the terms hereof, the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement (as amended and modified hereby) and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

9.    Miscellaneous.

(a)    Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended and modified by this Amendment. Except as specifically amended and waived above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers.

(b)    Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 12.8 (Governing Law; Submission to Jurisdiction) and Section 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(c)    Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)    Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be treated as delivery of an original and shall bind the parties hereto. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Amendment under seal as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as successor-by-assignment from MidCap Financial Trust

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

By: /s/ Maurice Amsellem (SEAL)
Name: Maurice Amsellem Title: Authorized Signatory

LENDER:	MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as successor-by-assignment from MidCap Financial Trust

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

By: /s/ Maurice Amsellem (SEAL) Name: Maurice Amsellem Title: Authorized Signatory

[Signature page to Amendment No. 18 to Credit Agreement]

BORROWERS:

TWINLAB CONSOLIDATED HOLDINGS, INC.

TWINLAB CONSOLIDATION CORPORATION

TWINLAB HOLDINGS, INC.

TWINLAB CORPORATION

ISI BRANDS, INC.

NUTRASCIENCE LABS, INC.

NUTRASCIENCE LABS IP CORPORATION

By: /s/ Kyle Casey                                (Seal)

Name: Kyle Casey
Title:   Chief Financial Officer

ORGANIC HOLDINGS LLC

By: /s/ Kyle Casey                                (Seal)

Name: Kyle Casey

Title:   Sole Manager

RESERVE LIFE ORGANICS, LLC

RESVITALE, LLC

RE-BODY, LLC

INNOVITAMIN ORGANICS, LLC

ORGANICS MANAGEMENT LLC

COCOAWELL, LLC

FEMBODY, LLC

RESERVE LIFE NUTRITION, L.L.C.

INNOVITA SPECIALTY DISTRIBUTION LLC

JOIE ESSANCE, LLC

By ORGANIC HOLDINGS LLC,

its sole Member

By: /s/ Kyle Casey                                (Seal)

Name: Kyle Casey
Title:   Sole Manager

[Signature page to Amendment No. 18 to Credit Agreement]